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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 March 8, 2001
                           -------------------------
                               (Date of Report)


                          FISHER COMMUNICATIONS, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Washington                     000-22349                 91-0222175
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(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)


 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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         (Address of Principal Executive Offices, including Zip Code)


                                (206) 404-7000
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             (Registrant's Telephone Number, Including Area Code)


                             FISHER COMPANIES INC.
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

On March 8, 2001 the Company changed its name from "Fisher Companies Inc." to "Fisher Communications, Inc."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FISHER COMPANIES INC.

                                    By  /s/ David D. Hillard
Dated: March 12, 2001                  --------------------------------------
                                    David D. Hillard
                                    Senior Vice President and Chief Financial
                                    Officer, and Assistant Secretary